UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 22, 2005
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174 (Commission File No.)	14-1160510 (I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Exhibit Index
Exhibit 99.1

Item 8.01.	Other Events

On Tuesday, November 22, 2005 Warwick Valley Telephone Company (the “Company”) issued a press release indicating that the Board of Directors announced a regular quarterly dividend of $0.20 per share of Common Stock and a regular quarterly dividend of $1.25 per share on the outstanding 5,000 shares of 5% Cumulative Preferred Stock. These dividends are payable on December 20, 2005 to shareholders of record on December 10, 2005. The Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1. Press release entitled, “Warwick Valley Telephone Company Announces Dividend,” dated November 22, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)
Date: November 22, 2005	By:	/s/ Herbert Gareiss, Jr.
		Name:	Herbert Gareiss, Jr.
		Title:	President

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “Warwick Valley Telephone Company Announces Dividend,” dated November 22, 2005.